EXHIBIT 10.44


                                    AMENDMENT
                                       TO
                                 NOTE AGREEMENT

         THIS AMENDMENT (the "Amendment"), made effective as of February 1, 2001 (the "Effective Date"), to that certain Note Agreement dated as of April 6, 1994 (as amended from time to time, the "Note Agreement"), between Ag-Chem Equipment Co., Inc., a Minnesota corporation (the "Company"), and C.M. Life Insurance Company ("Mass Mutual"), is entered into by each of the parties to the Note Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Note Agreement.

                                   WITNESSETH

                  WHEREAS, the Company, and Mass Mutual are parties to the Note Agreement;

                  WHEREAS, the Company has requested that Mass Mutual agree to amend the Credit Agreements in certain respects;

                  WHEREAS, Mass Mutual is willing to amend the Note Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Mass Mutual hereby agree as follows:

         1. Amendment. Effective as of the Effective Date first above written and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the definition of "Interest Coverage Ratio" set forth in Section 5.1 of the Note Agreement is hereby amended to add the following at the end of clause
(a) thereof:

                  ", plus an amount equal to the nonrecurring charges of up to $3,434,000 in the aggregate related to costs incurred in connection with the merger of the Company and Agco Corporation to the extent such charges are deducted in computing Net Income for the applicable period,"

         2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the Effective Date if, and only if, Mass Mutual shall have received four (4) duly executed originals of this Amendment from the Company.

         3. Representations and Warranties of the Company. The Company hereby represents and warrants that (a) this Amendment has been duly authorized, executed and delivered by the Company, (b) each representation and warranty set forth in Section 3 of the Note Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Company with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were

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true and correct as of such earlier date), and (c) after giving effect to the amendments to the Note Agreement in Section 1 hereof, no Event of Default or Default exists.

         4.  Effect on the Note Agreement.

                  (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement, as amended hereby.

                  (b) Except as specifically amended above, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of Mass Mutual nor constitute a waiver of any provision of the Note Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         5. Costs and Expenses. The Company agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees) incurred by Mass Mutual in connection with the preparation, arrangement, execution and enforcement of this Amendment.

         6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OF SUCH STATE WHICH WOULD OTHERWISE CAUSE THIS AMENDMENT TO BE CONSTRUED OR ENFORCED OTHER THAN IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

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                  IN WITNESS WHEREOF, this Amendment has been duly executed
effective as of the day and year first above written.

AG-CHEM EQUIPMENT CO., INC.                C.M. LIFE INSURANCE COMPANY
                                           By: David L. Babson & Company Inc.,
                                           As Investment Sub-Advisor
By: /s/ John Retherford
    ---------------------------------
Name:  John Retherford
Title: Senior Vice President               By: /s/ James T. Birchall
                                               ---------------------------------
                                               Name:  James T. Birchall
                                               Title: Investment Director

Each of the undersigned Guarantors hereby consents to the foregoing amendments and waivers and confirms that, notwithstanding the foregoing amendments and waivers, all of its obligations under its Subsidiary
Guaranty, dated as of April 6, 1994,
remain in full force and effect with
respect to the Note Agreement as amended and waived as provided above.

LOR*AL PRODUCTS, INC.


By: /s/ John Retherford
    ---------------------------------
Name:  John Retherford
Title: Vice President


AG-CHEM EQUIPMENT CANADA, LTD.


By: /s/ John Retherford
    ---------------------------------
Name:  John Retherford
Title: Vice President


AG-CHEM EQUIPMENT CO.,
INTERNATIONAL CORP.


By: /s/ John Retherford
    ---------------------------------
Name:  John Retherford
Title: Vice President


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AG-CHEM MANUFACTURING, INC.


By: /s/ John Retherford
    ---------------------------------
Name:  John Retherford
Title: Vice President

AG-CHEM SALES CO., INC.


By: /s/ John Retherford
    ---------------------------------
Name:  John Retherford
Title: Vice President

AG-CHEM EUROPE, B.V.


By: /s/ John Retherford
    ---------------------------------
Name:  John Retherford
Title: Supervisory Director


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